
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                      September 3, 1996 (August 16, 1996)


                       Mississippi Chemical Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Mississippi          2-7803           64-0292638
             ---------------      ----------     -----------------
             (State or other      (Commission       (IRS employer
             jurisdiction of      file number)   identification no.)
             incorporation)


                  P.O. Box 388, Yazoo City, Mississippi 39194
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 601-746-4131


                                      Page 1 of 163 sequentially numbered pages.
                      Index to exhibits is located sequentially numbered page 5.
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     (a)  General.  On August 16, 1996, Mississippi Acquisition I, Inc. and
          -------
Mississippi Acquisition II, Inc. (the "Buyers"), each wholly-owned subsidiaries of Mississippi Chemical Corporation (the "Company"), acquired substantially all of the assets and liabilities of Eddy Potash, Inc. ("Eddy") and New Mexico
Potash Corporation ("NMPC"), respectively, pursuant to the terms and provisions of an Asset Purchase Agreement dated as of May 21, 1996 (the "Asset Purchase
Agreement").  Eddy and NMPC (collectively the "Sellers") are wholly-owned subsidiaries of Trans-Resources, Inc.

     The Sellers are engaged in the business of mining, concentrating, converting and distributing potash. The Sellers operated two potash mines located near Carlsbad, New Mexico, which have a combined annual production capacity of approximately 870,000 tons of potash products.

     (b)  Description of Purchase Price.
          -----------------------------

     Pursuant to the Asset Purchase Agreement, the purchase price was $45,000,000 plus a working capital adjustment of $10,638,000, paid in cash, as well as the assumption of certain related liabilities. The purchase price was based on arm's-length negotiations between the parties.

     The purchase price was paid out of the Company's working capital plus a $17,000,000 advance under the Company's existing revolving credit facility established with NationsBank of Tennessee, N.A. pursuant to the terms and provisions of a Loan Agreement, dated as April 26, 1996 (the "Loan Agreement").
The Loan Agreement provides for borrowings up to an aggregate of $125,000,000 at an interest rate of prime or, at the Company's option, LIBOR plus 175 basis points, subject to adjustment upon the attainment of certain financial covenants.

     (c)  Incorporation by Reference. Set forth above is a brief description of
          --------------------------
certain terms of the Asset Purchase Agreement and the Loan Agreement. Any
description or disclosure made in this Current Report on Form 8-K with respect to the Asset Purchase Agreement and the Loan Agreement is qualified in its entirety by reference to the Asset Purchase Agreement which is Exhibit 2.1 hereto and the Loan Agreement which is Exhibit 4.1 hereto, respectively, and incorporated by reference herein. The Company will furnish supplemental copies of the exhibits and schedules to the Asset Purchase Agreement to the Securities and Exchange Commission upon request.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          It is impracticable for the Company to provide the required financial statements for the business acquired at this time. The financial information will be filed as soon as available and in any event within 60 days after this Current Report on Form 8-K is filed. The financial information will include the audited financial statements of the Sellers for the fiscal years ended December 31, 1994 and 1995.

                                       2
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     (b)  Pro Forma Financial Information.

          It is impracticable for the Company to provide the required pro forma financial statements for the business acquired at this time. The financial information will be filed as soon as available and in any event within 60 days after this Current Report on Form 8-K is filed.

     (c)  Exhibits.

          See "Index to Exhibits."

                                       3
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Mississippi Chemical Corporation


Date:  September 3, 1996           By:  /s/ Robert E. Jones
                                        -------------------
                                        Robert E. Jones
                                        Senior Vice President & General Counsel

                                       4
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                               INDEX TO EXHIBITS

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
                                                                            Page
Exhibit 2.1    Asset Purchase Agreement, dated as of May 21, 1996, by and among Mississippi Chemical Corporation, Mississippi
               Acquisition I, Inc., Mississippi Acquisition II, Inc., Eddy
               Potash, Inc. and New Mexico Potash Corporation.                 6


Exhibit 4.1    Loan Agreement, dated as of April 26, 1996, by and among
               Mississippi Chemical Corporation, Mississippi Phosphates
               Corporation, Mississippi Potash, Inc., and MCC Pipeline,
               Inc., the various banks and lending institutions on the
               signature pages hereto together with all assignees of such banks and lending institutions (each a "Bank" and
                                                       ----
               collectively, the "Banks"), NationsBank of Tennessee, N.A.,
                                  -----
               as theSwingline bank, and NationsBank of Tennessee, N.A.       89

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